EXHIBIT 10.1

                         FIRST AMENDMENT
                                TO
                         CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of June 27, 1997, by and among VENTURE STORES, INC., a Delaware corporation (the "Borrower"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity as agent, hereinafter referred to as the "Agent") under the "Credit Agreement" (as hereinafter defined); and BTCC and the other "Lenders" (as defined in the Credit Agreement) signatories hereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment.


                           WITNESSETH:


     WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of April 8, 1997 (as amended, restated, supplemented and otherwise modified from time to time the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrower; and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. Amendment to Credit Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in
Section 2 below, and in reliance upon the representations and warranties of the Borrower set forth herein, in the Credit Agreement and in each of the other Credit Documents, the Credit Agreement is hereby amended as follows:

          1.1  The proviso to the definition of the term "Advance
Rate" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

          provided that, notwithstanding the foregoing, the Advance Rate shall in any event be sixty-five percent (65%) during the period commencing on the Closing Date through and including December 31, 1997.


     2. Conditions Precedent. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

          (a) receipt by the Agent of a copy of this Amendment, executed by the Borrower and the Majority Lenders; and

          (b) receipt by the Agent in immediately available funds for the ratable benefit of the Lenders of an amount equal to $250,000.

     3.   Representations, Warranties and Covenants.

          3.1 The Borrower hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this
Amendment:

          (a) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

          (b) No Default or Event of Default has occurred which has not been waived pursuant to the terms of the Credit
     Agreement;

          (c) this Amendment and the Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms; and

          (d) the execution and delivery by the Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     4. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

          4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

          4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the respective terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrower pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent or any Lender shall in no way obligate the Agent or such Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     5.   Governing Law. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.





                    [SIGNATURE PAGES FOLLOW]


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                         VENTURE STORES, INC., a
                         Delaware corporation


                         By:   /s/ Robert Wildrick
                         Name:     Robert Wildrick
                         Title:    CEO


                         BT COMMERCIAL CORPORATION, in its
                         individual capacity as a Lender and in
                         its capacity as Agent


                         By:    /s/Wayne D. Hillock
                         Name:     Wayne D. Hillock
                         Title:    Senior Vice President


                         FLEET CAPITAL CORPORATION


                         By:  ________________________________
                         Name:  ______________________________
                         Title: ______________________________


                         GBFC, INC.


                         By:  ________________________________
                         Name:  ______________________________
                         Title: ______________________________


                         LASALLE NATIONAL BANK


                         By:  /s/ Christopher G. Clifford
                         Name:    Christopher G. Clifford
                         Title:   Senior Vice President


                         SANWA BUSINESS CREDIT CORPORATION


                         By:   /s/ Lawrence J. Placek
                         Name: Lawrence J. Placek
                         Title: Vice President


                         HELLER FINANCIAL, INC.


                         By:  /s/ Linda G. Peddle
                         Name: Linda G. Peddle
                         Title: AVP, Account Executive


                         FINOVA CAPITAL CORPORATION


                         By:  /s/M. S. Milam
                         Name: M.S. Milam
                         Title: VP


                         FREEMONT FINANCIAL CORPORATION


                         By:  /s/ Cheri Rittman
                         Name:    Cheri Rittman
                         Title:   Vice President


                         NATIONAL CITY COMMERCIAL FINANCE, INC.


                         By:  /s/Christina M. Lucas
                         Name: Christina M. Lucas
                         Title: Vice President